UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2020

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001‑11350 (Commission File Number)	59‑0483700 (IRS Employer Identification No.)
	1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)
Registrant’s telephone number, including area code: (386) 274‑2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ] Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ] Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
COMMON STOCK, $1.00 PAR VALUE PER SHARE	CTO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On February 27, 2020, Consolidated-Tomoka Land Co. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8‑K (the “Initial 8‑K”) to disclose that the Company had completed its acquisition of an approximately 269,000 square foot multi-tenant commercial retail property called Perimeter Place, located in Atlanta, Georgia (“Perimeter Place”) from GLL Perimeter Place, L.P.

This Current Report on Form 8‑K/A amends the Initial 8‑K to include the historical audited financial statements of Perimeter Place and the pro forma consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8‑K and should be read in conjunction with the Initial 8‑K.

The pro forma financial information included in this Current Report on Form 8‑K/A has been presented for informational purposes only, as required by Form 8‑K. It does not purport to represent the actual results of operations that the Company and Perimeter Place would have achieved had the Company held the assets of Perimeter Place during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after the acquisition.

Except as described above, all other information in the Initial 8‑K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item are being filed with this amendment on Form 8‑K/A.

(b) Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item are being filed with this amendment on Form 8‑K/A.

(d) Exhibits

99.1 Pro Forma financial information

*The following financial information is submitted at the end of this Current Report on Form 8‑K/A and is filed herewith and incorporated herein by reference:

•	Summary of Unaudited Pro Forma Condensed Consolidated Financial Statements
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Consolidated-Tomoka Land Co. as of December 31, 2019
•	Unaudited Pro Forma Condensed Consolidated Statements of Operations of Consolidated-Tomoka Land Co. for the Year Ended December 31, 2019
•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

99.2 Audited Financial Statements

*The following financial information is submitted at the end of this Current Report on Form 8‑K/A and is filed herewith and incorporated herein by reference:

•	Summary of Revenues and Direct Cost of Revenues of Perimeter Place for the Year Ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: May 7, 2020	By:	/s/ Mark E. Patten
Mark E. Patten,
Senior Vice President and Chief Financial Officer

Exhibit 99.1

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Perimeter Place Acquisition

On February 21, 2020, Consolidated-Tomoka Land Co. (the “Company”), through certain of its wholly-owned subsidiaries, completed the acquisition of an approximately 269,000 square foot multi-tenant commercial retail property called Perimeter Place, located in Atlanta, Georgia (“Perimeter Place”), for approximately $75.4 million from GLL Perimeter Place, L.P. (the “Seller”). There is no material relationship between the Company, its subsidiary or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect of the Company’s acquisition of Perimeter Place.  Perimeter Place is approximately 80% occupied with a total of 42 tenants, including anchor tenants: Ross Dress for Less and Michaels. The weighted average lease term for the leases of all 42 tenants at Perimeter Place is approximately 3.6 years. Perimeter Place is leased by JLL and managed by CBRE on behalf of the Company.

This acquisition was funded using (a) the remaining 1031 like-kind exchange proceeds of approximately $65.3 million from the Company’s November 2019 sale of 20 income properties to Alpine Income Property Trust, Inc. (“Alpine”), in connection with Alpine’s November 2019 initial public offering and (b) the remainder which was utilized from the Company’s revolving credit facility, with the portion of the acquisition price drawn on the credit facility structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

We derived the unaudited pro forma condensed consolidated financial statements from the historical consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2019 gives effect to the acquisition of the assets underlying Perimeter Place and the outlay of cash paid at closing. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2019 gives effect to such acquisition as if they occurred on January 1, 2019, the beginning of the earliest applicable reporting period.

The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable as of the date of this Current Report on Form 8-K/A. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to indicate the financial condition or results of operations of the Company in future periods.

Crossroads Acquisition

On January 24, 2020, Consolidated-Tomoka Land Co.  (the “Company”), through certain of its wholly-owned subsidiaries, completed the acquisition of an approximately 254,000 square foot multi-tenant commercial retail property called Crossroads Towne Center, located in Chandler, Arizona (“Crossroads”), for approximately $61.8 million. There is no material relationship between the Company, its subsidiary or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect of the Company’s acquisition of Crossroads.  Crossroads is approximately 99% occupied with a total of 32 tenants, including anchor tenants: Harkins Theatre and Bob’s Discount Furniture. The weighted average lease term for the leases of all 32 tenants at Crossroads is approximately five years.  Crossroads is leased by JLL and managed by Vestar on behalf of the Company.

This acquisition was purchased using (a) the remaining 1031 like-kind exchange proceeds from the Company’s October 2019 sale of a controlling interest in the Company’s remaining land portfolio to Magnetar Capital for $97 million and (b) a portion of the 1031 like-kind exchange proceeds from the Company’s November 2019 sale of twenty assets to Alpine Income Property Trust, Inc. (“Alpine”), in connection with Alpine’s November 2019 initial public offering.

We derived the unaudited pro forma condensed consolidated financial statements from the historical consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2019 gives effect to the acquisition of the assets underlying Crossroads and the outlay of cash paid at closing. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2019 gives effect to such acquisition as if they occurred on January 1, 2019, the beginning of the earliest applicable reporting period.

The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable as of the date of this Current Report on Form 8-K/A. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to indicate the financial condition or results of operations of the Company in future periods.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2019

	Registrant Historical	Pro Forma Adjustments Crossroads	Notes	Pro Forma Adjustments Perimeter Place	Notes	Pro Forma
ASSETS
Property, Plant, and Equipment:
Income Properties, Land, Buildings, and Improvements	$392,841,899	$53,683,395	[A]	$67,042,397	[A]	$513,567,691
Other Furnishings and Equipment	733,165	—		—		733,165
Construction in Process	24,788	—		—		24,788
Total Property, Plant, and Equipment	393,599,852	53,683,395		67,042,397		514,325,644
Less, Accumulated Depreciation and Amortization	(23,008,382)	—		—		(23,008,382)
Property, Plant, and Equipment - Net	370,591,470	53,683,395		67,042,397		491,317,262
Land and Development Costs	6,732,291	—		—		6,732,291
Intangible Lease Assets - Net	49,022,178	8,744,474	[A]	10,035,716	[A]	67,802,368
Assets Held for Sale	833,167	—		—		833,167
Investment in Joint Venture	55,736,668	—		—		55,736,668
Investment in Alpine Income Property Trust, Inc.	38,814,425	—		—		38,814,425
Mitigation Credits	2,322,596	—		—		2,322,596
Commercial Loan Investments	34,625,173	—		—		34,625,173
Cash and Cash Equivalents	6,474,637	1,500,000	[B]	(7,198,676)	[D]	775,961
Restricted Cash	128,430,049	(60,555,851)	[C]	(65,265,805)	[E]	2,608,393
Other Assets	9,703,549	(1,493,991)	[B][C]	(2,371,072)	[F]	5,838,486
Total Assets	$703,286,203	$1,878,027		$2,242,560		$707,406,790

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Accounts Payable	$1,385,739	$—		$—		$1,385,739
Accrued and Other Liabilities	5,687,192	1,358,050	[C]	995,417	[E]	8,040,659
Deferred Revenue	5,830,720	—		—		5,830,720
Intangible Lease Liabilities - Net	26,198,248	519,977	[A]	1,247,143	[A]	27,965,368
Liabilities Held for Sale	831,320	—		—		831,320
Income Taxes Payable	439,086	—		—		439,086
Deferred Income Taxes - Net	90,282,173	—		—		90,282,173
Long-term Debt	287,218,303	—		—		287,218,303
Total Liabilities	$417,872,781	$1,878,027		$2,242,560		$421,993,368

Shareholders' Equity:
Consolidated-Tomoka Land Co. Shareholders' Equity:
Common Stock – 25,000,000 shares authorized; $1 par value, 6,076,813 shares issued and 4,770,454 shares outstanding at December 31, 2019	6,017,218	—		—		6,017,218
Treasury Stock – 1,306,359 shares at December 31, 2019	(73,440,714)	—		—		(73,440,714)
Additional Paid-In Capital	26,689,795	—		—		26,689,795
Retained Earnings	326,073,199	—		—		326,073,199
Accumulated Other Comprehensive Income	73,924	—		—		73,924
Total Shareholders' Equity	285,413,422	—		—		285,413,422
Total Liabilities and Shareholders' Equity	$703,286,203	$1,878,027		$2,242,560		$707,406,790

See accompanying notes to condensed consolidated financial statements.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	Registrant Historical	Pro Forma Adjustments Crossroads	Notes	Pro Forma Adjustments Perimeter Place	Notes	Pro Forma
Revenues
Income Properties	$41,955,414	$6,166,065	[A][B]	$7,230,408	[A][C]	$55,351,887
Management Services	304,553	—		—		304,553
Commercial Loan Investments	1,829,015	—		—		1,829,015
Real Estate Operations	852,264	—		—		852,264
Total Revenues	44,941,246	6,166,065		7,230,408		58,337,719
Direct Cost of Revenues
Income Properties	(7,000,001)	(2,005,751)	[A]	(2,673,578)	[A]	(11,679,330)
Real Estate Operations	(104,666)	—		—		(104,666)
Total Direct Cost of Revenues	(7,104,667)	(2,005,751)		(2,673,578)		(11,783,996)
General and Administrative Expenses	(9,818,075)	—		—		(9,818,075)
Depreciation and Amortization	(15,797,278)	(2,684,562)	[B]	(2,725,134)	[C]	(21,206,974)
Total Operating Expenses	(32,720,020)	(4,690,313)		(5,398,712)		(42,809,045)
Gain on Disposition of Assets	21,977,465	—		—		21,977,465
Total Operating Income	34,198,691	1,475,752		1,831,696		37,506,139
Investment Income	344,843	—		—		344,843
Interest Expense	(12,466,062)	—		—		(12,466,062)
Income from Continuing Operations Before Income Tax Expense	22,077,472	1,475,752		1,831,696		25,384,920
Income Tax Expense from Continuing Operations	(5,472,178)	(366,680)		(455,122)		(6,293,980)
Income from Continuing Operations	$16,605,294	$1,109,072		$1,376,574		$19,090,940

Per Share Information:
Basic:
Income from Continuing Operations	$3.32	$0.22		$0.28		$3.79
Diluted:
Income from Continuing Operations	$3.32	$0.22		$0.28		$3.82

Weighted Average Shares Outstanding	4,991,656	4,991,656		4,991,656		4,991,656
Diluted Weighted Average Shares Outstanding	4,998,043	4,998,043		4,998,043		4,998,043

See accompanying notes to condensed consolidated financial statements.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

Perimeter Place Acquisition. On February 21, 2020, Consolidated-Tomoka Land Co. (the “Company”), through certain of its wholly-owned subsidiaries, completed the acquisition of an approximately 269,000 square foot multi-tenant commercial retail property called Perimeter Place, located in Atlanta, Georgia (“Perimeter Place”), for approximately $75.4 million from GLL Perimeter Place, L.P. (the “Seller”). There is no material relationship between the Company, its subsidiary or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect of the Company’s acquisition of Perimeter Place.  Perimeter Place is approximately 80% occupied with a total of 42 tenants, including anchor tenants: Ross Dress for Less and Michaels. The weighted average lease term for the leases of all 42 tenants at Perimeter Place is approximately 3.6 years. Perimeter Place is leased by JLL and managed by CBRE on behalf of the Company.

This acquisition was funded using (a) the remaining 1031 like-kind exchange proceeds of approximately $65.3 million from the Company’s November 2019 sale of 20 income properties to Alpine Income Property Trust, Inc. (“Alpine”), in connection with Alpine’s November 2019 initial public offering and (b) the remainder which was utilized from the Company’s revolving credit facility, with the portion of the acquisition price drawn on the credit facility structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

The unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2019 gives effect to the acquisition of the assets underlying Perimeter Place and the outlay of cash paid at closing. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2019, gives effect to such acquisition as if they occurred on January 1, 2019, the beginning of the earliest applicable reporting period.

Crossroads Acquisition. On January 24, 2020, Consolidated-Tomoka Land Co.  (the “Company”), through certain of its wholly-owned subsidiary, completed the acquisition of an approximately 254,000 square foot multi-tenant commercial retail property called Crossroads Towne Center, located in Chandler, Arizona (“Crossroads”), for approximately $61.8 million. There is no material relationship between the Company, its subsidiary or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect of the Company’s acquisition of Crossroads.  Crossroads is approximately 99% occupied with a total of 32 tenants, including anchor tenants: Harkins Theatre and Bob’s Discount Furniture. The weighted average lease term for the leases of all 32 tenants at Crossroads is approximately five years.  Crossroads is leased by JLL and managed by Vestar on behalf of the Company.

This acquisition was purchased using (a) the remaining 1031 like-kind exchange proceeds from the Company’s October 2019 sale of a controlling interest in the Company’s remaining land portfolio to Magnetar Capital for $97 million and (b) a portion of the 1031 like-kind exchange proceeds from the Company’s November 2019 sale of twenty assets to Alpine Income Property Trust, Inc. (“Alpine”), in connection with Alpine’s November 2019 initial public offering.

The unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2019 gives effect to the acquisition of the assets underlying Crossroads and the outlay of cash paid at closing. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2019 gives effect to such acquisition as if they occurred on January 1, 2019, the beginning of the earliest applicable reporting period.

NOTE 2. PRO FORMA ADJUSTMENTS

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2019

[A] Record the fair value of the real estate acquired related to the Crossroads and Perimeter Place acquisitions which are allocated to the acquired tangible assets, consisting of land, building and tenant improvements, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs, based in each case on their relative fair values pursuant to the Company’s valuation prepared by an unrelated third-party.

The following represents the allocation of total acquisition costs for Perimeter Place:

Allocation of Purchase Price:
Income Properties, Land, Buildings, and Improvements	$67,042,397
Intangible Lease Assets - Net	10,035,716
Intangible Lease Liabilities - Net	(1,247,143)
Total Acquisition Cost - Purchase Price plus Acquisition Costs	$75,830,970

The following represents the allocation of total acquisition costs for Crossroads:

Allocation of Purchase Price:
Income Properties, Land, Buildings, and Improvements	$53,683,395
Intangible Lease Assets - Net	8,744,474
Intangible Lease Liabilities - Net	(519,977)
Total Acquisition Cost - Purchase Price plus Acquisition Costs	$61,907,892

[B] Reflects the return of the $1.5 million earnest money deposit, originally made prior to December 31, 2019.

[C] Record the reduction of approximately $60.6 million of cash to acquire Crossroads which was disbursed from restricted 1031 intermediary proceeds. The acquisition is summarized as follows: purchase price of approximately $61.8 million plus closing costs of approximately $108,000, of which the total acquisition cost of approximately $61.9 million was allocated based on relative fair values, less rent pro-rations of approximately $6,000, reflected as a decrease in Other Assets, and tenant improvement credits and tenant security deposits of approximately $1.3 million received at closing, reflected as a decrease in Accrued and Other Liabilities.

[D] Record the reduction of approximately $7.2 million of unrestricted cash to acquire Perimeter Place.

[E] Record the reduction of approximately $65.3 million of cash to acquire Perimeter Place which was disbursed from restricted 1031 intermediary proceeds, in addition to the utilization of the Company’s revolving credit facility. The acquisition is summarized as follows: purchase price of approximately $75.4 million plus closing costs of approximately $396,000, of which the total acquisition cost of approximately $75.8 million was allocated based on relative fair values, less $2.2 million earnest money deposit and rent pro-rations of approximately $171,000,  reflected as a decrease in Other Assets, and rent pro-rations of approximately $552,000, leasing commission credits of approximately $122,000 and tenant improvement credits of approximately $322,000 received at closing, reflected as a decrease in Accrued and Other Liabilities.

[F] Reflects the return of the $2.2 million earnest money deposit, originally made prior to December 31, 2019, and approximately $171,000 cash pro-rations at closing.

Pro Forma Condensed Consolidated Statements of Operations for the Year ended December 31, 2019

[A] Record the estimated rental income of approximately $6.2 million and $7.2 million for Crossroads and Perimeter Place, respectively, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of the rental income, based on the seller’s historical information, of Crossroads and Perimeter Place, for the year ended December 31, 2019 as if the acquisitions had occurred on January 1, 2019, the beginning of the earliest applicable reporting period.

[B] Record the depreciation and amortization related to the real estate acquired related to the Crossroads acquisition, which totaled approximately $2.7 million for the year ended December 31, 2019, based on the estimated remaining economic useful life for tangibles assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to rental income which totaled approximately $106,000 for the year ended December 31, 2019.

[C] Record the depreciation and amortization related to the real estate acquired related to the Perimeter Place acquisition, which totaled approximately $2.7 million for the year ended December 31, 2019, based on the estimated remaining economic useful life for tangibles assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to rental income which totaled approximately $197,000 for the year ended December 31, 2019.

Exhibit 99.2

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

Consolidated-Tomoka Land Co.

We have audited the accompanying historical summary of revenues and direct costs of revenues of the multi-tenant commercial retail property called Perimeter Place, located in Atlanta, Georgia (“Perimeter Place”), for the year ended December 31, 2019, and the related notes (the “Historical Summary”).

Management’s responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on this Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.

Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct costs of revenues (described in Note 2) of Perimeter Place for the year ended December 31, 2019 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of matter

We draw attention to Note 2 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purposes of complying with certain rules and regulations of the Securities and Exchange Commission  (for inclusion in the Current Report on Form 8-K/A of Consolidated-Tomoka Land Co.)  and is not intended to be a complete presentation of Perimeter Place’s revenues and expenses. Our opinion is not modified with respect to this matter.

GRANT THORNTON LLP

Orlando, Florida

May 7, 2020

PERIMETER PLACE

HISTORICAL SUMMARY OF REVENUES AND DIRECT COSTS OF REVENUES

For the Year Ended December 31, 2019

Year Ended December 31, 2019
Revenues:
Base rental income	$5,527,127
Tenant reimbursements	1,900,152
Total Revenues	7,427,279

Direct Cost of Revenues:
Income Properties	2,673,578
Total Direct Cost of Revenues	2,673,578

Revenues over Direct Costs of Revenues	$4,753,701

The accompanying notes are an integral part of this historical summary of revenues and direct costs of revenues.

PERIMETER PLACE

Notes to Historical Summary of Revenues and Direct Costs of Revenues

For the Year Ended December 31, 2019

NOTE 1. BUSINESS AND ORGANIZATION

On February 21, 2020, Consolidated-Tomoka Land Co. (the “Company”), through certain of its wholly-owned subsidiaries, completed the acquisition of an approximately 269,000 square foot multi-tenant commercial retail property called Perimeter Place, located in Atlanta, Georgia (“Perimeter Place”), for approximately $75.4 million from GLL Perimeter Place, L.P. (the “Seller”). There is no material relationship between the Company, its subsidiary or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect of the Company’s acquisition of Perimeter Place.  Perimeter Place is approximately 80% occupied with a total of 42 tenants, including anchor tenants: Ross Dress for Less and Michaels. The weighted average lease term for the leases of all 42 tenants at Perimeter Place is approximately 3.6 years. Perimeter Place is leased by JLL and managed by CBRE on behalf of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying historical summary of revenues and direct costs of revenues (“Historical Summary”) includes the operations of Perimeter Place and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and is not intended to be a complete presentation of Perimeter Place’s revenues and expenses.

INCOME PROPERTY LEASE REVENUE

The rental arrangements associated with tenants of Perimeter Place are classified as operating leases. Accordingly, base rental income is recognized on a straight-line basis over the terms of the respective leases. Tenant reimbursement revenue is recognized as the related expenses are incurred and become recoverable from tenants.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of a financial statement in conformity with United States (“U.S.”) generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues. Actual results could materially differ from these estimates.

NOTE 3. MINIMUM FUTURE RENTAL RECEIPTS

Minimum future rental receipts under non-cancelable operating leases, excluding percentage rent and other lease payments that are not fixed and determinable, having remaining terms in excess of one year as of December 31, 2019 are summarized as follows:

Year Ending December 31,	Amounts ($000's)
2020	$5,302
2021	3,877
2022	3,024
2023	2,758
2024	2,564
2025 and thereafter (cumulative)	5,938
Total	$23,463

NOTE 4. CONCENTRATION OF CREDIT RISK

There were no tenants of Perimeter Place, presented in the Historical Summary,  which accounted for more than 10% of the total combined revenue during the year ended December 31, 2019.

NOTE 5. SUBSEQUENT EVENTS

Subsequent events and transactions were evaluated from December 31, 2019, through May 7, 2020, the date on which the Historical Summary was issued.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19) as a pandemic, which continues to spread throughout the United States. The spread of COVID-19 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, the Company is unable to determine if it will have a material impact to its operations.